EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(Preliminary)

                           American Express Company
                  Condensed Consolidated Statements of Income


(Millions)

                                                         Quarters Ended                      Six Months Ended
                                                            June 30,                             June 30,
                                                     ---------------------   Percentage   ---------------------     Percentage
                                                       2005        2004       Inc/(Dec)      2005       2004         Inc/(Dec)
                                                     ---------   ---------   ----------   ---------   ---------     ----------
Revenues
  Discount revenue                                   $   2,941   $   2,529         16.3%  $   5,613   $   4,897           14.6%
  Net investment income                                    822         785          4.7       1,625       1,526            6.5
  Management and distribution fees                         814         724         12.3       1,612       1,503            7.2
  Cardmember lending net finance charge revenue            637         561         13.7       1,229       1,102           11.5
  Net card fees                                            506         472          7.0       1,004         944            6.3
  Travel commissions and fees                              502         468          7.1         924         885            4.3
  Other commissions and fees                               611         565          8.2       1,188       1,094            8.6
  Insurance and annuity revenues                           403         378          6.8         800         742            7.9
  Securitization income, net                               296         282          4.8         612         512           19.4
  Other                                                    470         468          0.7         968         937            3.4
                                                     ---------   ---------                ---------   ---------
    Total revenues                                       8,002       7,232         10.6      15,575      14,142           10.1
                                                     ---------   ---------                ---------   ---------
Expenses
  Human resources                                        2,092       1,813         15.4       4,085       3,592           13.7
  Marketing, promotion, rewards
    and cardmember services                              1,471       1,250         17.7       2,829       2,297           23.2
  Provision for losses and benefits                      1,177       1,080          9.1       2,277       2,102            8.4
  Interest                                                 251         210         19.7         470         413           13.8
  Other operating expenses                               1,692       1,613          4.7       3,220       3,224           (0.1)
                                                     ---------   ---------                ---------   ---------
    Total expenses                                       6,683       5,966         12.0      12,881      11,628           10.8
                                                     ---------   ---------                ---------   ---------
Pretax income before accounting change                   1,319       1,266          4.2       2,694       2,514            7.1
Income tax provision                                       306         390        (21.6)        735         773           (5.1)
                                                     ---------   ---------                ---------   ---------
Income before accounting change                          1,013         876         15.7       1,959       1,741           12.6
Cumulative effect of accounting change, net of tax           -           -            -           -         (71)(A)          -
                                                     ---------   ---------                ---------   ---------
Net income                                           $   1,013   $     876         15.7   $   1,959   $   1,670           17.3
                                                     =========   =========                =========   =========

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)

                            American Express Company
                      Condensed Consolidated Balance Sheets

(Billions)

                                                      June 30,   December 31,
                                                        2005         2004
                                                     ---------   ------------
Assets
  Cash and cash equivalents                          $       9   $         10
  Accounts receivable                                       35             35
  Investments                                               61             61
  Loans                                                     37             35
  Separate account assets                                   37             36
  Other assets                                              17             16
                                                     ---------   ------------
    Total assets                                     $     196   $        193
                                                     =========   ============

Liabilities and Shareholders' Equity
  Separate account liabilities                       $      37   $         36
  Short-term debt                                           13             14
  Long-term debt                                            30             33
  Other liabilities                                         99             94
                                                     ---------   ------------
    Total liabilities                                      179            177
                                                     ---------   ------------

  Shareholders' Equity                                      17             16
                                                     ---------   ------------
    Total liabilities and shareholders' equity       $     196   $        193
                                                     =========   ============

(Preliminary)

                           American Express Company
                               Financial Summary


(Millions)

                                                         Quarters Ended                      Six Months Ended
                                                            June 30,                             June 30,
                                                     ---------------------   Percentage   ---------------------     Percentage
                                                       2005        2004       Inc/(Dec)      2005        2004        Inc/(Dec)
                                                     ---------   ---------   ----------   ---------   ---------     ----------
Revenues
  Travel Related Services                            $   5,974   $   5,378         11.1%  $  11,556   $  10,428           10.8%
  American Express Financial Advisors                    1,908       1,737          9.8       3,769       3,465            8.8
  American Express Bank                                    208         203          2.1         415         413            0.4
                                                     ---------   ---------                ---------   ---------
                                                         8,090       7,318         10.5      15,740      14,306           10.0
  Corporate and other,
    including adjustments and eliminations                 (88)        (86)        (1.4)       (165)       (164)          (0.5)
                                                     ---------   ---------                ---------   ---------

CONSOLIDATED REVENUES                                $   8,002   $   7,232         10.6   $  15,575   $  14,142           10.1
                                                     =========   =========                =========   =========
Pretax Income (Loss) Before Accounting Change
  Travel Related Services                            $   1,168   $   1,079          8.2   $   2,340   $   2,052           14.0
  American Express Financial Advisors                      177         264        (32.8)        412         581          (29.0)
  American Express Bank                                     45          42          6.9          91          90            1.3
                                                     ---------   ---------                ---------   ---------
                                                         1,390       1,385          0.4       2,843       2,723            4.4
  Corporate and other                                      (71)       (119)        39.8        (149)       (209)          28.4
                                                     ---------   ---------                ---------   ---------

PRETAX INCOME BEFORE ACCOUNTING CHANGE               $   1,319   $   1,266          4.2   $   2,694   $   2,514            7.1
                                                     =========   =========                =========   =========
Net Income (Loss)
  Travel Related Services                            $     808   $     732         10.4   $   1,609   $   1,397           15.2
  American Express Financial Advisors                      140         174        (19.4)        306         331(A)        (7.6)
  American Express Bank                                     61          28            #          91          58           57.9
                                                     ---------   ---------                ---------   ---------
                                                         1,009         934          8.1       2,006       1,786           12.3
  Corporate and other                                        4         (58)           #         (47)       (116)          59.6
                                                     ---------   ---------                ---------   ---------

NET INCOME                                           $   1,013   $     876         15.7   $   1,959   $   1,670(A)        17.3
                                                     =========   =========                =========   =========

# - Denotes a variance of more than 100%.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)

                           American Express Company
                         Financial Summary (continued)


                                                         Quarters Ended                       Six Months Ended
                                                            June 30,                               June 30,
                                                    -----------------------   Percentage   -----------------------     Percentage
                                                       2005         2004      Inc/(Dec)       2005         2004        Inc/(Dec)
                                                    ----------   ----------   ----------   ----------   ----------     ----------
EARNINGS PER COMMON SHARE

BASIC
  Income before accounting change                   $     0.82   $     0.69         18.8%  $     1.59   $     1.37           16.1%

  Net income                                        $     0.82   $     0.69         18.8%  $     1.59   $     1.31(A)        21.4%
                                                    ==========   ==========                ==========   ==========

  Average common shares outstanding (millions)           1,231        1,263         (2.5)%      1,235        1,270           (2.8)%
                                                    ==========   ==========                ==========   ==========

DILUTED
  Income before accounting change                   $     0.81   $     0.68         19.1%  $     1.56   $     1.34           16.4%

  Net income                                        $     0.81   $     0.68         19.1%  $     1.56   $     1.29(A)        20.9%
                                                    ==========   ==========                ==========   ==========

  Average common shares outstanding (millions)           1,254        1,288         (2.6)%      1,259        1,296           (2.9)%
                                                    ==========   ==========                ==========   ==========

Cash dividends declared per common share            $     0.12   $     0.10         20.0%  $     0.24   $     0.20           20.0%
                                                    ==========   ==========                ==========   ==========

                       Selected Statistical Information


                                                         Quarters Ended                       Six Months Ended
                                                            June 30,                               June 30,
                                                    -----------------------   Percentage   -----------------------     Percentage
                                                       2005         2004      Inc/(Dec)       2005         2004        Inc/(Dec)
                                                    ----------   ----------   ----------   ----------   ----------     ----------
Return on average total shareholders' equity (B)          23.1%        21.2%           -         23.1%        21.2%             -
Common shares outstanding (millions)                     1,240        1,267         (2.1)%      1,240        1,267           (2.1)%
Book value per common share                         $    13.84   $    11.96         15.7%  $    13.84   $    11.96           15.7%
Shareholders' equity (billions)                     $     17.2   $     15.2         13.2%  $     17.2   $     15.2           13.2%

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax), or $0.06 on a basic per share basis and $0.05 on a diluted per share basis, related to the January 1, 2004 adoption of SOP 03-1.

(B) Computed on a trailing 12-month basis using total shareholders' equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                           American Express Company
                  Condensed Consolidated Statements of Income


(Millions)

                                                                                     Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                        June 30,       March 31,     December 31,    September 30,      June 30,
                                                          2005           2005            2004            2004             2004
                                                     -------------   -------------   -------------   -------------   -------------
Revenues
  Discount revenue                                   $       2,941   $       2,672   $       2,817   $       2,535   $       2,529
  Net investment income                                        822             803             826             766             785
  Management and distribution fees                             814             798             788             732             724
  Cardmember lending net finance charge revenue                637             592             560             562             561
  Net card fees                                                506             498             491             474             472
  Travel commissions and fees                                  502             422             484             426             468
  Other commissions and fees                                   611             577             616             574             565
  Insurance and annuity revenues                               403             397             394             389             378
  Securitization income, net                                   296             316             325             295             282
  Other                                                        470             498             470             449             468
                                                     -------------   -------------   -------------   -------------   -------------
    Total revenues                                           8,002           7,573           7,771           7,202           7,232
                                                     -------------   -------------   -------------   -------------   -------------
Expenses
  Human resources                                            2,092           1,993           1,971           1,796           1,813
  Marketing, promotion, rewards
    and cardmember services                                  1,471           1,358           1,472           1,314           1,250
  Provision for losses and benefits                          1,177           1,100           1,162           1,054           1,080
  Interest                                                     251             219             238             216             210
  Other operating expenses                                   1,692           1,528           1,745           1,568           1,613
                                                     -------------   -------------   -------------   -------------   -------------
    Total expenses                                           6,683           6,198           6,588           5,948           5,966
                                                     -------------   -------------   -------------   -------------   -------------
Pretax income                                                1,319           1,375           1,183           1,254           1,266
Income tax provision                                           306             429             287             375             390
                                                     -------------   -------------   -------------   -------------   -------------
Net income                                           $       1,013   $         946   $         896   $         879   $         876
                                                     =============   =============   =============   =============   =============

(Preliminary)

                           American Express Company
                               Financial Summary


(Millions)

                                                                                 Quarters Ended
                                                ---------------------------------------------------------------------------------
                                                  June 30,         March 31,      December 31,     September 30,      June 30,
                                                    2005             2005             2004             2004             2004
                                                -------------    -------------    -------------    -------------    -------------
Revenues
  Travel Related Services                       $       5,974    $       5,582    $       5,788    $       5,362    $       5,378
  American Express Financial Advisors                   1,908            1,861            1,856            1,714            1,737
  American Express Bank                                   208              207              207              205              203
                                                -------------    -------------    -------------    -------------    -------------
                                                        8,090            7,650            7,851            7,281            7,318
  Corporate and other,
    including adjustments and eliminations                (88)             (77)             (80)             (79)             (86)
                                                -------------    -------------    -------------    -------------    -------------

CONSOLIDATED REVENUES                           $       8,002    $       7,573    $       7,771    $       7,202    $       7,232
                                                =============    =============    =============    =============    =============
Pretax Income (Loss)
  Travel Related Services                       $       1,168    $       1,172    $       1,018    $       1,047    $       1,079
  American Express Financial Advisors                     177              235              248              257              264
  American Express Bank                                    45               46                7               49               42
                                                -------------    -------------    -------------    -------------    -------------
                                                        1,390            1,453            1,273            1,353            1,385
  Corporate and other                                     (71)             (78)             (90)             (99)            (119)
                                                -------------    -------------    -------------    -------------    -------------

PRETAX INCOME                                   $       1,319    $       1,375    $       1,183    $       1,254    $       1,266
                                                =============    =============    =============    =============    =============
Net Income (Loss)
  Travel Related Services                       $         808    $         801    $         729    $         726    $         732
  American Express Financial Advisors                     140              166              218              186              174
  American Express Bank                                    61               30                6               32               28
                                                -------------    -------------    -------------    -------------    -------------
                                                        1,009              997              953              944              934
  Corporate and other                                       4              (51)             (57)             (65)             (58)
                                                -------------    -------------    -------------    -------------    -------------

NET INCOME                                      $       1,013    $         946    $         896    $         879    $         876
                                                =============    =============    =============    =============    =============

(Preliminary)

                           American Express Company
                         Financial Summary (continued)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                        June 30,       March 31,     December 31,    September 30,      June 30,
                                                          2005           2005            2004            2004             2004
                                                     -------------   -------------   -------------   -------------   -------------
EARNINGS PER COMMON SHARE

BASIC
  Net income                                         $        0.82   $        0.76   $        0.72   $        0.70   $        0.69
                                                     =============   =============   =============   =============   =============

  Average common shares outstanding (millions)               1,231           1,239           1,242           1,251           1,263
                                                     =============   =============   =============   =============   =============

DILUTED
  Net income                                         $        0.81   $        0.75   $        0.71   $        0.69   $        0.68
                                                     =============   =============   =============   =============   =============

  Average common shares outstanding (millions)               1,254           1,264           1,270           1,275           1,288
                                                     =============   =============   =============   =============   =============

Cash dividends declared per common share             $        0.12   $        0.12   $        0.12   $        0.12   $        0.10
                                                     =============   =============   =============   =============   =============

                       Selected Statistical Information


                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                        June 30,       March 31,     December 31,    September 30,      June 30,
                                                         2005            2005            2004            2004            2004
                                                     -------------   -------------   -------------   -------------   -------------
Return on average total shareholders' equity (A)              23.1%           22.8%           22.0%           21.5%           21.2%
Common shares outstanding (millions)                         1,240           1,245           1,249           1,255           1,267
Book value per common share                          $       13.84   $       12.95   $       12.83   $       12.62   $       11.96
Shareholders' equity (billions)                      $        17.2   $        16.1   $        16.0   $        15.8   $        15.2

(A) Computed on a trailing 12-month basis using total shareholders' equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            Travel Related Services
                             Statements of Income


(Millions)

                                                           Quarters Ended
                                                              June 30,
                                                     ---------------------------    Percentage
                                                         2005           2004        Inc/(Dec)
                                                     ------------   ------------   ------------
Net revenues:
  Discount revenue                                   $      2,941   $      2,529           16.3%
  Lending:
    Finance charge revenue                                    839            697           20.5
    Interest expense                                          202            136           48.7
                                                     ------------   ------------
      Net finance charge revenue                              637            561           13.7
  Net card fees                                               506            472            7.0
  Travel commissions and fees                                 502            468            7.1
  Other commissions and fees                                  602            551            9.3
  Travelers Cheque investment income                           94             95           (1.1)
  Securitization income, net                                  296            282            4.8
  Other revenues                                              396            420           (5.3)
                                                     ------------   ------------
        Total net revenues                                  5,974          5,378           11.1
                                                     ------------   ------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                                 1,440          1,225           17.6
  Provision for losses and claims:
    Charge card                                               234            189           23.4
    Lending                                                   275            314          (12.4)
    Other                                                      72             33              #
                                                     ------------   ------------
      Total                                                   581            536            8.4
  Charge card interest expense                                211            175           19.9
  Human resources                                           1,224          1,081           13.1
  Other operating expenses:
    Professional services                                     538            488           10.3
    Occupancy and equipment                                   342            313            9.3
    Communications                                            110            114           (3.5)
    Other                                                     360            367           (1.7)
                                                     ------------   ------------
      Total                                                 1,350          1,282            5.4
                                                     ------------   ------------
        Total expenses                                      4,806          4,299           11.8
                                                     ------------   ------------
Pretax income                                               1,168          1,079            8.2
Income tax provision                                          360            347            3.8
                                                     ------------   ------------
Net income                                           $        808   $        732           10.4
                                                     ============   ============

# - Denotes a variance of more than 100%.

(Preliminary)

                            Travel Related Services
                        Selected Financial Information


Quarters Ended June 30,
(Millions)

                                             GAAP Basis                   Securitization Effect     Managed Basis
                                         -----------------   Percentage   ---------------------   -----------------   Percentage
                                          2005      2004     Inc/(Dec)      2005        2004       2005      2004      Inc/(Dec)
                                         -------   -------   ----------   ---------   ---------   -------   -------   ----------
Net revenues:
  Discount revenue                       $ 2,941   $ 2,529         16.3%
  Lending:
    Finance charge revenue                   839       697         20.5   $     618   $     489   $ 1,457   $ 1,186         23.0%
    Interest expense                         202       136         48.7         164          61       366       197         86.7
                                         -------   -------                ---------   ---------   -------   -------
      Net finance charge revenue             637       561         13.7         454         428     1,091       989         10.4
  Net card fees                              506       472          7.0
  Travel commissions and fees                502       468          7.1
  Other commissions and fees                 602       551          9.3          51          50       653       601          8.7
  Travelers Cheque investment income          94        95         (1.1)
  Securitization income, net                 296       282          4.8        (296)       (282)        -         -            -
  Other revenues                             396       420         (5.3)
                                         -------   -------                ---------   ---------   -------   -------
        Total net revenues                 5,974     5,378         11.1         209         196     6,183     5,574         10.9
                                         -------   -------                ---------   ---------   -------   -------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                1,440     1,225         17.6          (1)         (6)    1,439     1,219         18.0
  Provision for losses and claims:
    Charge card                              234       189         23.4
    Lending                                  275       314        (12.4)        210         205       485       519         (6.3)
    Other                                     72        33            #
                                         -------   -------                ---------   ---------   -------   -------
      Total                                  581       536          8.4         210         205       791       741          7.0
  Charge card interest expense               211       175         19.9
  Human resources                          1,224     1,081         13.1
  Other operating expenses:
    Professional services                    538       488         10.3
    Occupancy and equipment                  342       313          9.3
    Communications                           110       114         (3.5)
    Other                                    360       367         (1.7)          -          (3)      360       364         (0.9)
                                         -------   -------                ---------   ---------   -------   -------
      Total                                1,350     1,282          5.4           -          (3)    1,350     1,279          5.7
                                         -------   -------                ---------   ---------   -------   -------
        Total expenses                     4,806     4,299         11.8   $     209   $     196   $ 5,015   $ 4,495         11.6
                                         -------   -------                ---------   ---------   -------   -------
Pretax income                              1,168     1,079          8.2
Income tax provision                         360       347          3.8
                                         -------   -------
Net income                               $   808   $   732         10.4
                                         =======   =======

# - Denotes a variance of more than 100%.

Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended June 30, 2005 and 2004 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $1 million and $9 million, respectively, are offset by higher marketing, promotion, rewards and cardmember services expenses of $1 million and $6 million, respectively, and other operating expenses of nil and $3 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

(Preliminary)

                            Travel Related Services
                        Selected Financial Information

Quarters Ended
(Millions)

                                                        GAAP Basis                                Securitization Effect
                                      ---------------------------------------------   ---------------------------------------------
                                        March 31,     December 31,    September 30,     March 31,     December 31,    September 30,
                                           2005           2004            2004            2005            2004            2004
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net revenues:
  Discount revenue                    $       2,672   $       2,817   $       2,535
  Lending:
    Finance charge revenue                      770             716             714   $         609   $         621   $         573
    Interest expense                            178             156             152             140             132             108
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Net finance charge revenue                592             560             562             469             489             465
  Net card fees                                 498             491             474
  Travel commissions and fees                   422             484             426
  Other commissions and fees                    563             606             563              53              54              53
  Travelers Cheque investment income             94              94              96
  Securitization income, net                    316             325             295            (316)           (325)           (295)
  Other revenues                                425             411             411
                                      -------------   -------------   -------------   -------------   -------------   -------------
        Total net revenues                    5,582           5,788           5,362             206             218             223
                                      -------------   -------------   -------------   -------------   -------------   -------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                   1,316           1,416           1,280              (4)              -              (6)
  Provision for losses and claims:
    Charge card                                 215             240             206
    Lending                                     295             296             233             212             218             232
    Other                                        35              30              84
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Total                                     545             566             523             212             218             232
  Charge card interest expense                  176             196             174
  Human resources                             1,143           1,169           1,074
  Other operating expenses:
    Professional services                       482             619             525
    Occupancy and equipment                     323             366             313
    Communications                              115             118             112
    Other                                       310             320             314              (2)              -              (3)
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Total                                   1,230           1,423           1,264              (2)              -              (3)
                                      -------------   -------------   -------------   -------------   -------------   -------------
        Total expenses                        4,410           4,770           4,315   $         206   $         218   $         223
                                      -------------   -------------   -------------   -------------   -------------   -------------
Pretax income                                 1,172           1,018           1,047
Income tax provision                            371             289             321
                                      -------------   -------------   -------------
Net income                            $         801   $         729   $         726
                                      =============   =============   =============

                                                      Managed Basis
                                      ---------------------------------------------
                                        March 31,     December 31,    September 30,
                                           2005           2004            2004
                                      -------------   -------------   -------------
Net revenues:
  Discount revenue
  Lending:
    Finance charge revenue            $       1,379   $       1,337   $       1,287
    Interest expense                            318             288             260
                                      -------------   -------------   -------------
      Net finance charge revenue              1,061           1,049           1,027
  Net card fees
  Travel commissions and fees
  Other commissions and fees                    616             660             616
  Travelers Cheque investment income
  Securitization income, net                      -               -               -
  Other revenues
                                      -------------   -------------   -------------
        Total net revenues                    5,788           6,006           5,585
                                      -------------   -------------   -------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                   1,312           1,416           1,274
  Provision for losses and claims:
    Charge card
    Lending                                     507             514             465
    Other
                                      -------------   -------------   -------------
      Total                                     757             784             755
  Charge card interest expense
  Human resources
  Other operating expenses:
    Professional services
    Occupancy and equipment
    Communications
    Other                                       308             320             311
                                      -------------   -------------   -------------
      Total                                   1,228           1,423           1,261
                                      -------------   -------------   -------------
        Total expenses                $       4,616   $       4,988   $       4,538
                                      -------------   -------------   -------------
Pretax income
Income tax provision

Net income

Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended March 31, 2005 and September 30, 2004 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $6 million and $9 million, respectively, are offset by higher marketing, promotion, rewards and cardmember services expenses of $4 million and $6 million, respectively, and other operating expenses of $2 million and $3 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

(Preliminary)

                            Travel Related Services
                       Selected Statistical Information


(Billions, except percentages and where indicated)

                                                                                   Quarters Ended
                                                                                      June 30,
                                                                         ---------------------------------     Percentage
                                                                               2005             2004            Inc/(Dec)
                                                                         ---------------   ---------------   ---------------
Total cards-in-force (millions) (A):
  United States                                                                     41.0              37.5               9.3%
  Outside the United States                                                         26.3              25.0               5.1
                                                                         ---------------   ---------------
      Total                                                                         67.3              62.5               7.6
                                                                         ===============   ===============
Basic cards-in-force (millions):
  United States                                                                     31.1              28.5               9.3%
  Outside the United States                                                         21.8              20.8               4.6
                                                                         ---------------   ---------------
      Total                                                                         52.9              49.3               7.3
                                                                         ===============   ===============
Card billed business:
  United States                                                          $          88.5   $          75.7              16.9%
  Outside the United States                                                         32.3              26.7              20.9
                                                                         ---------------   ---------------
      Total                                                              $         120.8   $         102.4              17.9
                                                                         ===============   ===============

Average discount rate (A)                                                           2.54%             2.56%
Average basic cardmember spending (dollars) (A)                          $         2,640   $         2,339              12.9%
Average fee per card - managed (dollars) (A)                             $            35   $            34               2.9%
Travel sales                                                             $           5.6   $           5.2               7.8%
  Travel commissions and fees/sales (B)                                              8.9%              9.0%
Travelers Cheque and prepaid products:
  Sales                                                                  $           4.9   $           4.8               2.5%
  Average outstanding                                                    $           7.1   $           6.9               3.7%
  Average investments                                                    $           7.7   $           7.3               5.6%
  Investment yield                                                                   5.2%              5.5%
  Tax equivalent yield                                                               8.0%              8.5%
Total debt                                                               $          41.9   $          38.8               8.1%
Shareholder's equity                                                     $           9.7   $           8.6              12.4%
Return on average total shareholder's equity (C)                                    33.7%             32.1%
Return on average total assets (D)                                                   3.7%              3.4%

(A) Card billed business and cards-in-force include activities related to proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed from information provided herein.

(C) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(D) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            Travel Related Services
                 Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

                                                      Quarters Ended
                                                         June 30,
                                                 -----------------------     Percentage
                                                    2005          2004        Inc/(Dec)
                                                 ---------     ---------     ----------
Worldwide cardmember receivables:
  Total receivables                              $    31.5     $    28.4           11.0%
  90 days past due as a % of total                     1.7%          1.9%
  Loss reserves (millions):                      $     848     $     864           (1.8)%
    % of receivables                                   2.7%          3.0%
    % of 90 days past due                              160%          163%
  Net loss ratio as a % of charge volume              0.25%         0.25%

Worldwide cardmember lending - owned basis:
  Total loans                                    $    28.1     $    26.4            6.4%
  Past due loans as a % of total:
    30-89 days                                         1.4%          1.5%
    90+ days                                           1.0%          1.0%
  Loss reserves (millions):
    Beginning balance                            $     918     $     994           (7.6)%
      Provision                                        262           282           (7.3)
      Net write-offs                                  (285)         (267)          (6.7)
      Other                                             (7)           21              #
                                                 ---------     ---------
    Ending balance                               $     888     $   1,030          (13.9)
                                                 =========     =========
    % of loans                                         3.2%          3.9%
    % of past due                                      133%          154%
  Average loans                                  $    27.5     $    25.9            6.0%
  Net write-off rate                                   4.1%          4.1%
  Net interest yield                                   8.8%          8.4%

Worldwide cardmember lending - managed basis:
  Total loans                                    $    48.8     $    45.1            8.0%
  Past due loans as a % of total:
    30-89 days                                         1.4%          1.5%
    90+ days                                           0.9%          1.0%
  Loss reserves (millions):
    Beginning balance                            $   1,419     $   1,570           (9.6)%
      Provision                                        445           486           (8.4)
      Net write-offs                                  (490)         (504)           2.7
      Other                                             (7)          (17)         (56.5)
                                                 ---------     ---------
    Ending balance                               $   1,367     $   1,535          (11.0)
                                                 =========     =========
    % of loans                                         2.8%          3.4%
    % of past due                                      121%          136%
  Average loans                                  $    47.5     $    44.9            5.7%
  Net write-off rate                                   4.1%          4.5%
  Net interest yield                                   8.7%          8.6%

# - Denotes a variance of more than 100%.

(Preliminary)

                            Travel Related Services
                             Statements of Income


(Millions)

                                                                   Quarters Ended
                                           --------------------------------------------------------------
                                           June 30,   March 31,   December 31,   September 30,   June 30,
                                             2005       2005          2004           2004          2004
                                           --------   ---------   ------------   -------------   --------
Net revenues:
  Discount revenue                         $  2,941   $   2,672   $      2,817   $       2,535   $  2,529
  Lending:
    Finance charge revenue                      839         770            716             714        697
    Interest expense                            202         178            156             152        136
                                           --------   ---------   ------------   -------------   --------
      Net finance charge revenue                637         592            560             562        561
  Net card fees                                 506         498            491             474        472
  Travel commissions and fees                   502         422            484             426        468
  Other commissions and fees                    602         563            606             563        551
  Travelers Cheque investment income             94          94             94              96         95
  Securitization income, net                    296         316            325             295        282
  Other                                         396         425            411             411        420
                                           --------   ---------   ------------   -------------   --------
        Total net revenues                    5,974       5,582          5,788           5,362      5,378
                                           --------   ---------   ------------   -------------   --------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                   1,440       1,316          1,416           1,280      1,225
  Provision for losses and claims:
    Charge card                                 234         215            240             206        189
    Lending                                     275         295            296             233        314
    Other                                        72          35             30              84         33
                                           --------   ---------   ------------   -------------   --------
      Total                                     581         545            566             523        536
  Charge card interest expense                  211         176            196             174        175
  Human resources                             1,224       1,143          1,169           1,074      1,081
  Other operating expenses:
    Professional services                       538         482            619             525        488
    Occupancy and equipment                     342         323            366             313        313
    Communications                              110         115            118             112        114
    Other                                       360         310            320             314        367
                                           --------   ---------   ------------   -------------   --------
      Total                                   1,350       1,230          1,423           1,264      1,282
                                           --------   ---------   ------------   -------------   --------
        Total expenses                        4,806       4,410          4,770           4,315      4,299
                                           --------   ---------   ------------   -------------   --------
Pretax income                                 1,168       1,172          1,018           1,047      1,079
Income tax provision                            360         371            289             321        347
                                           --------   ---------   ------------   -------------   --------
Net income                                 $    808   $     801   $        729   $         726   $    732
                                           ========   =========   ============   =============   ========

(Preliminary)

                            Travel Related Services
                      Selected Managed Basis Information

(Millions)

                                                                   Quarters Ended
                                           --------------------------------------------------------------
                                           June 30,   March 31,   December 31,   September 30,   June 30,
                                             2005       2005          2004           2004          2004
                                           --------   ---------   ------------   -------------   --------
Lending finance charge revenue             $  1,457   $   1,379   $      1,337   $       1,287   $  1,186
Lending interest expense                        366         318            288             260        197
Other commissions and fees                      653         616            660             616        601
Marketing, promotion, rewards
  and cardmember services                     1,439       1,312          1,416           1,274      1,219
Lending provision                               485         507            514             465        519
Other operating expenses                        360         308            320             311        364

Note: See prior page for comparable GAAP measures.

(Preliminary)

                            Travel Related Services
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                                                  Quarters Ended
                                                     -------------------------------------------------------------------------
                                                       June 30,       March 31,    December 31,   September 30,     June 30,
                                                         2005           2005           2004           2004            2004
                                                     ------------   ------------   ------------   -------------   ------------
Total cards-in-force (millions)(A):
  United States                                              41.0           40.3           39.9            38.0           37.5
  Outside the United States                                  26.3           25.8           25.5            25.3           25.0
                                                     ------------   ------------   ------------   -------------   ------------
    Total                                                    67.3           66.1           65.4            63.3           62.5
                                                     ============   ============   ============   =============   ============
Basic cards-in-force (millions):
  United States                                              31.1           30.6           30.3            28.9           28.5
  Outside the United States                                  21.8           21.3           21.0            20.8           20.8
                                                     ------------   ------------   ------------   -------------   ------------
    Total                                                    52.9           51.9           51.3            49.7           49.3
                                                     ============   ============   ============   =============   ============
Card billed business:
  United States                                      $       88.5   $       79.6   $       83.4   $        75.6   $       75.7
  Outside the United States                                  32.3           29.7           32.1            27.2           26.7
                                                     ------------   ------------   ------------   -------------   ------------
    Total                                            $      120.8   $      109.3   $      115.5   $       102.8   $      102.4
                                                     ============   ============   ============   =============   ============

Average discount rate (A)                                    2.54%          2.56%          2.54%           2.57%          2.56%
Average basic cardmember spending (dollars) (A)      $      2,640   $      2,412   $      2,589   $       2,330   $      2,339
Average fee per card - managed (dollars) (A)         $         35   $         35   $         35   $          34   $         34
Travel sales                                         $        5.6   $        5.0   $        5.3   $         4.6   $        5.2
  Travel commissions and fees/sales (B)                       8.9%           8.4%           9.1%            9.2%           9.0%
Travelers Cheque and prepaid products:
  Sales                                              $        4.9   $        4.2   $        4.9   $         5.8   $        4.8
  Average outstanding                                $        7.1   $        7.1   $        7.0   $         7.1   $        6.9
  Average investments                                $        7.7   $        7.8   $        7.6   $         7.6   $        7.3
  Investment yield                                            5.2%           5.2%           5.4%            5.4%           5.5%
  Tax equivalent yield                                        8.0%           8.0%           8.3%            8.3%           8.5%
Total debt                                           $       41.9   $       43.1   $       45.4   $        39.1   $       38.8
Shareholder's equity                                 $        9.7   $        9.3   $        8.8   $         9.0   $        8.6
Return on average total shareholder's equity (C)             33.7%          33.9%          33.4%           32.7%          32.1%
Return on average total assets (D)                            3.7%           3.6%           3.5%            3.5%           3.4%

(A) Card billed business and cards-in-force include activities related to proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed from information provided herein.

(C) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(D) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            Travel Related Services
                 Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

                                                                                 Quarters Ended
                                                    -------------------------------------------------------------------------
                                                      June 30,       March 31,    December 31,   September 30,     June 30,
                                                        2005           2005           2004           2004            2004
                                                    ------------   ------------   ------------   -------------   ------------
Worldwide cardmember receivables:
  Total receivables                                 $       31.5   $       30.0   $       31.1   $        28.6   $       28.4
  90 days past due as a % of total                           1.7%           1.9%           1.8%            1.8%           1.9%
  Loss reserves (millions):                         $        848   $        831   $        806   $         847   $        864
    % of receivables                                         2.7%           2.8%           2.6%            3.0%           3.0%
    % of 90 days past due                                    160%           147%           146%            160%           163%
  Net loss ratio as a % of charge volume                    0.25%          0.23%          0.25%           0.26%          0.25%

Worldwide cardmember lending - owned basis:
  Total loans                                       $       28.1   $       25.9   $       26.9   $        25.2   $       26.4
  Past due loans as a % of total:
    30-89 days                                               1.4%           1.6%           1.5%            1.6%           1.5%
    90+ days                                                 1.0%           1.0%           0.9%            0.9%           1.0%
  Loss reserves (millions):
    Beginning balance                               $        918   $        972   $      1,008   $       1,030   $        994
      Provision                                              262            266            272             205            282
      Net write-offs                                        (285)          (267)          (254)           (255)          (267)
      Other                                                   (7)           (53)           (54)             28             21
                                                    ------------   ------------   ------------   -------------   ------------
    Ending balance                                  $        888   $        918   $        972   $       1,008   $      1,030
                                                    ============   ============   ============   =============   ============
    % of loans                                               3.2%           3.6%           3.6%            4.0%           3.9%
    % of past due                                            133%           134%           151%            159%           154%
  Average loans                                     $       27.5   $       26.3   $       26.2   $        26.2   $       25.9
  Net write-off rate                                         4.1%           4.1%           3.9%            3.9%           4.1%
  Net interest yield                                         8.8%           8.6%           8.1%            8.1%           8.4%

Worldwide cardmember lending - managed basis:
  Total loans                                       $       48.8   $       46.3   $       47.2   $        45.6   $       45.1
  Past due loans as a % of total:
    30-89 days                                               1.4%           1.6%           1.5%            1.6%           1.5%
    90+ days                                                 0.9%           1.0%           0.9%            0.9%           1.0%
  Loss reserves (millions):
    Beginning balance                               $      1,419   $      1,475   $      1,537   $       1,535   $      1,570
      Provision                                              445            471            463             437            486
      Net write-offs                                        (490)          (474)          (471)           (463)          (504)
      Other                                                   (7)           (53)           (54)             28            (17)
                                                    ------------   ------------   ------------   -------------   ------------
    Ending balance                                  $      1,367   $      1,419   $      1,475   $       1,537   $      1,535
                                                    ============   ============   ============   =============   ============
    % of loans                                               2.8%           3.1%           3.1%            3.4%           3.4%
    % of past due                                            121%           120%           129%            132%           136%
  Average loans                                     $       47.5   $       46.4   $       46.5   $        45.3   $       44.9
  Net write-off rate                                         4.1%           4.1%           4.1%            4.1%           4.5%
  Net interest yield                                         8.7%           8.8%           8.5%            8.6%           8.6%

(Preliminary)

                      American Express Financial Advisors
                             Statements of Income

(Millions)

                                                                Quarters Ended
                                                                    June 30,
                                                          ---------------------------    Percentage
                                                              2005           2004         Inc/(Dec)
                                                          ------------   ------------    ----------
Revenues:
  Net investment income                                   $        638   $        603           5.9%
  Investment management and service fees                           454            411          10.3
  Distribution fees                                                362            315          15.3
  Variable life insurance and variable annuity charges*            113            111           2.5
  Life and health insurance premiums                                92             88           4.2
  Property-casualty insurance premiums                             121            103          17.5
  Other                                                            128            106          18.0
                                                          ------------   ------------
    Total revenues                                               1,908          1,737           9.8
                                                          ------------   ------------

Expenses:
  Provision for losses and benefits:
    Interest credited on annuities
      and universal life-type contracts                            281            280           0.1
    Benefits on insurance and annuities                            125            124           1.0
    Interest credited on investment certificates                    96             48          97.3
    Losses and expenses on property-casualty insurance              92             80          16.5
                                                          ------------   ------------
      Total                                                        594            532          11.6
  Human resources - Field                                          393            333          17.8
  Human resources - Non-field                                      279            210          33.4
  Amortization of deferred acquisition costs                       125            125           0.3
  Other                                                            340            273          23.8
                                                          ------------   ------------
    Total expenses                                               1,731          1,473          17.4
                                                          ------------   ------------
Pretax income                                                      177            264         (32.8)
Income tax provision                                                37             90         (58.5)
                                                          ------------   ------------
Net income                                                $        140   $        174         (19.4)
                                                          ============   ============

* - Variable life insurance and variable annuity charges include variable universal life and universal life insurance charges.

(Preliminary)

                      American Express Financial Advisors
                       Selected Statistical Information

(Millions, except percentages and where indicated)

                                                                Quarters Ended
                                                                    June 30,
                                                          ---------------------------    Percentage
                                                              2005           2004         Inc/(Dec)
                                                          ------------   ------------    ----------
Investments (billions) (A)                                $       44.8   $       41.8           7.1%
Client contract reserves (billions)                       $       45.0   $       41.9           7.4%
Shareholder's equity (billions)                           $        6.7   $        6.3           6.4%
Return on average total shareholder's equity
  before accounting change (B)                                    10.8%          11.7%
Return on average total shareholder's equity (B)                  10.8%          10.5%

Life insurance inforce (billions)                         $      153.2   $      139.1          10.1%
Assets owned, managed or
  administered (billions):
    Assets managed for institutions                       $      136.8   $      125.5           9.0%
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets                                   37.4           32.9          13.8
        Other owned assets                                        63.3           57.9           9.4
                                                          ------------   ------------
          Total owned assets                                     100.7           90.8          11.0
      Managed assets                                             118.4          108.8           8.8
      Administered assets                                         59.6           55.3           7.8
                                                          ------------   ------------
        Total                                             $      415.5   $      380.4           9.2
                                                          ============   ============
Market appreciation (depreciation) and foreign
  currency translation during the period:
  Owned assets:
    Separate account assets                               $        614   $       (101)            #
    Other owned assets                                    $        614   $     (1,476)            #
  Managed assets                                          $      4,093   $        232             #

Cash sales:
  Mutual funds                                            $      9,830   $      8,480          15.9%
  Annuities                                                      2,440          1,912          27.7
  Investment certificates                                        1,896          1,445          31.2
  Life and other insurance products                                242            221           9.5
  Institutional                                                  2,519          2,841         (11.3)
  Other                                                          1,081          1,116          (3.2)
                                                          ------------   ------------
Total cash sales                                          $     18,008   $     16,015          12.4
                                                          ============   ============

Number of financial advisors                                    12,162         11,943           1.8%
Fees from financial plans and advice services             $       51.3   $       39.3          30.6%
Percentage of total sales from financial plans
  and advice services                                             75.4%          74.6%

# - Denotes a variance of more than 100%.

(A) Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                      American Express Financial Advisors
                             Statements of Income

(Millions)

                                                                                       Quarters Ended
                                                          -------------------------------------------------------------------------
                                                            June 30,       March 31,    December 31,   September 30,     June 30,
                                                              2005           2005           2004            2004           2004
                                                          ------------   ------------   ------------   -------------   ------------
Revenues:
  Net investment income                                   $        638   $        622   $        635   $         581   $        603
  Investment management and service fees                           454            450            463             429            411
  Distribution fees                                                362            351            327             304            315
  Variable life insurance and variable annuity charges*            113            114            113             111            111
  Life and health insurance premiums                                92             89             91              91             88
  Property-casualty insurance premiums                             121            115            114             109            103
  Other                                                            128            120            113              89            106
                                                          ------------   ------------   ------------   -------------   ------------
    Total revenues                                               1,908          1,861          1,856           1,714          1,737
                                                          ------------   ------------   ------------   -------------   ------------

Expenses:
  Provision for losses and benefits:
    Interest credited on annuities
      and universal life-type contracts                            281            273            286             279            280
    Benefits on insurance and annuities                            125            112            124             112            124
    Interest credited on investment certificates                    96             76             86              45             48
    Losses and expenses on property-casualty insurance              92             88             89              84             80
                                                          ------------   ------------   ------------   -------------   ------------
      Total                                                        594            549            585             520            532
  Human resources - Field                                          393            376            339             312            333
  Human resources - Non-field                                      279            272            253             235            210
  Amortization of deferred acquisition costs                       125            128            116             100            125
  Other                                                            340            301            315             290            273
                                                          ------------   ------------   ------------   -------------   ------------
    Total expenses                                               1,731          1,626          1,608           1,457          1,473
                                                          ------------   ------------   ------------   -------------   ------------
Pretax income                                                      177            235            248             257            264
Income tax provision                                                37             69             30              71             90
                                                          ------------   ------------   ------------   -------------   ------------
Net income                                                $        140   $        166   $        218   $         186   $        174
                                                          ============   ============   ============   =============   ============

* - Variable life insurance and variable annuity charges include variable universal life and universal life insurance charges.

(Preliminary)

                      American Express Financial Advisors
                       Selected Statistical Information

(Millions, except percentages and where indicated)

                                                                                       Quarters Ended
                                                          -------------------------------------------------------------------------
                                                            June 30,      March 31,     December 31,   September 30,     June 30,
                                                              2005           2005           2004           2004            2004
                                                          ------------   ------------   ------------   -------------   ------------
Investments (billions) (A)                                $       44.8   $       44.6   $       44.9   $        43.1   $       41.8
Client contract reserves (billions)                       $       45.0   $       44.9   $       44.3   $        42.9   $       41.9
Shareholder's equity (billions)                           $        6.7   $        6.2   $        6.4   $         6.9   $        6.3
Return on average total shareholder's equity
  before accounting change (B)                                    10.8%          11.2%          11.8%           11.4%          11.7%
Return on average total shareholder's equity (B)                  10.8%          11.2%          10.8%           10.1%          10.5%

Life insurance inforce (billions)                         $      153.2   $      150.0   $      145.8   $       142.5   $      139.1
Assets owned, managed or
  administered (billions):
    Assets managed for institutions                       $      136.8   $      134.4   $      139.3   $       127.4   $      125.5
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets                                   37.4           36.0           35.9            32.4           32.9
        Other owned assets                                        63.3           61.9           61.2            59.6           57.9
                                                          ------------   ------------   ------------   -------------   ------------
          Total owned assets                                     100.7           97.9           97.1            92.0           90.8
      Managed assets                                             118.4          115.8          117.5           108.6          108.8
      Administered assets                                         59.6           57.4           58.8            55.3           55.3
                                                          ------------   ------------   ------------   -------------   ------------
        Total                                             $      415.5   $      405.5   $      412.7   $       383.3   $      380.4
                                                          ============   ============   ============   =============   ============
Market appreciation (depreciation) and foreign
  currency translation during the period:
  Owned assets:
    Separate account assets                               $        614   $       (573)  $      2,920   $        (377)  $       (101)
    Other owned assets                                    $        614   $       (778)  $         56   $         752   $     (1,476)
  Managed assets                                          $      4,093   $     (3,844)  $     17,956   $        (194)  $        232

Cash sales:
  Mutual funds                                            $      9,830   $      9,830   $      8,680   $       8,066   $      8,480
  Annuities                                                      2,440          2,016          1,835           1,887          1,912
  Investment certificates                                        1,896          2,226          2,586           1,786          1,445
  Life and other insurance products                                242            236            229             239            221
  Institutional                                                  2,519          1,758          1,763           1,664          2,841
  Other                                                          1,081            925          1,078             991          1,116
                                                          ------------   ------------   ------------   -------------   ------------
Total cash sales                                          $     18,008   $     16,991   $     16,171   $      14,633   $     16,015
                                                          ============   ============   ============   =============   ============

Number of financial advisors                                    12,162         12,356         12,344          12,071         11,943
Fees from financial plans and advice services             $       51.3   $       39.1   $       38.2   $        28.1   $       39.3
Percentage of total sales from financial plans
  and advice services                                             75.4%          76.6%          75.9%           75.4%          74.6%

(A) Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                             American Express Bank
                             Statements of Income

(Millions)

                                                               Quarters Ended
                                                                   June 30,
                                                          ------------------------   Percentage
                                                             2005          2004       Inc/(Dec)
                                                          ----------    ----------   ----------
Net revenues:
  Interest income                                         $      157    $      131         20.9%
  Interest expense                                                84            51         66.5
                                                          ----------    ----------
    Net interest income                                           73            80         (8.2)
  Commissions and fees                                            78            70         10.3
  Foreign exchange income and other revenues                      57            53          6.6
                                                          ----------    ----------
    Total net revenues                                           208           203          2.1
                                                          ----------    ----------

Expenses:
  Human resources                                                 81            71         14.4
  Other operating expenses                                        80            78          1.0
  Provision for losses                                             2            12        (82.8)
                                                          ----------    ----------
    Total expenses                                               163           161          0.8
                                                          ----------    ----------
Pretax income                                                     45            42          6.9
Income tax provision(benefit)                                    (16)           14            #
                                                          ----------    ----------
Net income                                                $       61    $       28            #
                                                          ==========    ==========

# - Denotes a variance of more than 100%.

(Preliminary)

                             American Express Bank
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                               Quarters Ended
                                                                  June 30,
                                                          ------------------------   Percentage
                                                             2005          2004       Inc/(Dec)
                                                          ----------    ----------   ----------
Total shareholder's equity (millions)                     $      987    $      953          3.5%
Return on average total shareholder's equity (A)                13.7%         11.9%
Return on average total assets (B)                              0.96%         0.81%
Total loans                                               $      7.0    $      6.5          8.4%

Non-Consumer Financial Services (CFS) loans:
Total Non-CFS loans (C)                                   $      5.6    $      5.2         10.0%

Non-CFS loan loss reserves (millions):
  Beginning balance                                       $       48    $       61        (20.0)%
    Provision                                                      -             2            #
    Net charge-offs                                                3            (5)           #
    Other                                                         (5)            4            #
                                                          ----------    ----------
  Ending balance                                          $       46    $       62        (25.6)
                                                          ==========    ==========
    % of Non-CFS loans                                           0.8%          1.2%
  Total non-performing loans (millions)                   $       21    $       50        (57.7)%

CFS loans:
Total CFS Loans (D)                                       $      1.4    $      1.3          2.4%
  Past due as a % of total CFS loans:
    30-89 days past due                                          3.5%          4.6%
    90+ days past due                                            0.7%          0.9%

CFS loan loss reserves (millions):
  Beginning balance                                       $       35    $       45        (21.9)%
    Provision                                                      7            10        (26.6)
    Net charge-offs                                              (11)          (13)       (17.4)
    Other                                                          -            (1)       (64.9)
                                                          ----------    ----------
  Ending balance                                          $       31    $       41        (23.8)
                                                          ==========    ==========
    % of CFS loans                                               2.3%          3.1%
    % of 30 days past due CFS loans                               54%           57%
  Net write-off rate                                             3.2%          4.0%

Deposits                                                  $     11.3    $     11.2          0.5%
Assets owned, managed (E) / administered:
  Owned                                                   $     14.0    $     14.1         (1.2)
  Managed (E) / administered                                    19.7          16.9         16.4
                                                          ----------    ----------
    Total                                                 $     33.7    $     31.0          8.4
                                                          ==========    ==========

Assets of non-consolidated joint ventures (F)             $      1.9    $      1.7         14.3%
Risk-based capital ratios (G):
  Tier 1                                                        11.7%         12.0%
  Total                                                         11.1%         11.8%
Leverage ratio                                                   6.0%          5.9%

# - Denotes a variance of more than 100%.

(A) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) Loans other than certain smaller-balance consumer loans (including loans impaired under Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan"), are placed on non-performing status when payments of principal or interest are 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. When loans are placed on non-performing status, all previously accrued but unpaid interest is reversed against current interest income. Cash receipts of interest on non-performing loans are recognized either as interest income or as a reduction of principal, based on management's judgment as to the ultimate collectibility of principal. Generally, a non-performing loan may be returned to performing status when all contractual amounts due are reasonably assured of repayment within a reasonable period and the borrower shows sustained repayment performance, in accordance with the contractual terms of the loan or when the loan has become well-secured and is in the process of collection.

(D) For smaller-balance consumer loans included in CFS loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(E) Includes assets managed by American Express Financial Advisors.

(F) Excludes American Express International Deposit Company's total assets (which are 100% consolidated at AEFA) for each period presented (and which totaled $6.1 billion at June 30, 2005).

(G) Based on legal entity financial information.

(Preliminary)

                             American Express Bank
                             Statements of Income

(Millions)

                                                                                 Quarters Ended
                                                     -------------------------------------------------------------------------
                                                       June 30,       March 31,     December 31,   September 30,    June 30,
                                                         2005            2005           2004           2004           2004
                                                     ------------    ------------   ------------   -------------  ------------
Net revenues:
  Interest income                                    $        157    $        148   $        145   $         132  $        131
  Interest expense                                             84              74             67              56            51
                                                     ------------    ------------   ------------   -------------  ------------
    Net interest income                                        73              74             78              76            80
  Commissions and fees                                         78              73             74              69            70
  Foreign exchange income and other revenues                   57              60             55              60            53
                                                     ------------    ------------   ------------   -------------  ------------
    Total net revenues                                        208             207            207             205           203
                                                     ------------    ------------   ------------   -------------  ------------

Expenses:
  Human resources                                              81              81             81              71            71
  Other operating expenses                                     80              75             76              74            78
  Provision for losses                                          2               5              8              11            12
  Restructuring charges                                         -               -             35               -             -
                                                     ------------    ------------   ------------   -------------  ------------
    Total expenses                                            163             161            200             156           161
                                                     ------------    ------------   ------------   -------------  ------------
Pretax income                                                  45              46              7              49            42
Income tax provision(benefit)                                 (16)             16              1              17            14
                                                     ------------    ------------   ------------   -------------  ------------
Net income                                           $         61    $         30   $          6   $          32  $         28
                                                     ============    ============   ============   =============  ============

(Preliminary)

                             American Express Bank
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                                                   Quarters Ended
                                                     -------------------------------------------------------------------------
                                                       June 30,       March 31,     December 31,   September 30,    June 30,
                                                         2005            2005           2004           2004           2004
                                                     ------------    ------------   ------------   ------------   ------------
Total shareholder's equity (millions)                $        987    $        905   $        924   $        931   $        953
Return on average total shareholder's equity (A)             13.7%           10.0%          10.0%          12.4%          11.9%
Return on average total assets (B)                           0.96%           0.71%          0.70%          0.85%          0.81%
Total loans                                          $        7.0    $        7.0   $        6.9   $        6.4   $        6.5

Non-Consumer Financial Services (CFS) loans:
Total Non-CFS loans (C)                              $        5.6    $        5.6   $        5.5   $        5.1   $        5.2

Non-CFS loan loss reserves (millions):
  Beginning balance                                  $         48    $         58   $         57   $         62   $         61
    Provision                                                   -               -              1              2              2
    Net charge-offs                                             3              (3)             -             (6)            (5)
    Other                                                      (5)             (7)             -             (1)             4
                                                     ------------    ------------   ------------   ------------   ------------
  Ending balance                                     $         46    $         48   $         58   $         57   $         62
                                                     ============    ============   ============   ============   ============
    % of Non-CFS loans                                        0.8%            0.9%           1.0%           1.1%           1.2%
  Total non-performing loans (millions)              $         21    $         28   $         37   $         32   $         50

CFS loans:
Total CFS Loans (D)                                  $        1.4    $        1.4   $        1.4   $        1.3   $        1.3
  Past due as a % of total CFS loans:
    30-89 days past due                                       3.5%            3.6%           3.8%           4.3%           4.6%
    90+ days past due                                         0.7%            0.7%           0.7%           0.8%           0.9%

CFS loan loss reserves (millions):
  Beginning balance                                  $         35    $         37   $         39   $         41   $         45
    Provision                                                   7               6              7              9             10
    Net charge-offs                                           (11)            (11)           (10)           (11)           (13)
    Other                                                       -               3              1              -             (1)
                                                     ------------    ------------   ------------   ------------   ------------
  Ending balance                                     $         31    $         35   $         37   $         39   $         41
                                                     ============    ============   ============   ============   ============
    % of CFS loans                                            2.3%            2.6%           2.7%           2.9%           3.1%
    % of 30 days past due CFS loans                            54%             59%            61%            57%            57%
  Net write-off rate                                          3.2%            3.0%           3.0%           3.6%           4.0%

Deposits                                             $       11.3    $       10.7   $       10.4   $       10.5   $       11.2
Assets owned, managed (E) / administered:
  Owned                                              $       14.0    $       13.4   $       13.4   $       13.4   $       14.1
  Managed (E) / administered                                 19.7            19.5           19.2           17.6           16.9
                                                     ------------    ------------   ------------   ------------   ------------
    Total                                            $       33.7    $       32.9   $       32.6   $       31.0   $       31.0
                                                     ============    ============   ============   ============   ============

Assets of non-consolidated joint ventures (F)        $        1.9    $        1.8   $        1.8   $        1.7   $        1.7
Risk-based capital ratios (G):
  Tier 1                                                     11.7%           11.0%          11.0%          10.8%          12.0%
  Total                                                      11.1%           10.7%          10.1%          10.6%          11.8%
Leverage ratio                                                6.0%            5.8%           5.8%           5.7%           5.9%

(A) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) Loans other than certain smaller-balance consumer loans (including loans impaired under Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan"), are placed on non-performing status when payments of principal or interest are 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. When loans are placed on non-performing status, all previously accrued but unpaid interest is reversed against current interest income. Cash receipts of interest on non-performing loans are recognized either as interest income or as a reduction of principal, based on management's judgment as to the ultimate collectibility of principal. Generally, a non-performing loan may be returned to performing status when all contractual amounts due are reasonably assured of repayment within a reasonable period and the borrower shows sustained repayment performance, in accordance with the contractual terms of the loan or when the loan has become well-secured and is in the process of collection.

(D) For smaller-balance consumer loans included in CFS loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(E) Includes assets managed by American Express Financial Advisors.

(F) Excludes American Express International Deposit Company's total assets (which are 100% consolidated at AEFA) for each period presented (and which totaled $6.1 billion at June 30, 2005).

(G) Based on legal entity financial information.